EXHIBIT 10.1

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (together with the schedules hereto, this “Agreement”), dated as of June 30, 2011 (the “Effective Date”), is entered into by and between Autodily Rachot S.R.O., a Czech Republic Spolecnost S Rucením Omezenym, frequently translated into the English language as “limited liability company” (“Supplier”), and Rainbow International, Corp., a Nevada, United States of America, corporation (“Purchaser”).

RECITALS

A. Purchaser desires to purchase certain products, as defined in Recital B, below (the “Products”), from Supplier and Supplier desires to supply Purchaser the Products for sale.

B.  As used in this Agreement, “Products” mean, those certain Bohemian crystal products manufactured or otherwise produced in the Czech Republic by Supplier or its agents, initially as set forth in Schedule I hereto, and such other products or product lines from time to time agreed to by Purchaser and Supplier.

AGREEMENTS

NOW THEREFORE, in consideration of the agreements and covenants set forth herein, and intending to be legally bound thereby, the parties hereto agree as follows:

1. Product Terms; Licenses and Agreements as to Use.

1.1 Appointment.  Purchaser hereby appoints Supplier, and Supplier accepts such appointment, to act as a non-exclusive supplier of the Products to Purchaser.

1.2  Prices.  The prices paid by Purchaser to Supplier for Products shall initially be as set forth in Schedule I hereto.  Purchaser shall have the right to purchase up to an aggregate of US $250,000 of Products at item prices identified in Schedule I.  Prices are exclusive of all taxes, insurance, and shipping and handling charges, which are Purchaser’s sole responsibility.

1.3  Resale of Products.   Products may, in the sole discretion of Purchaser, be packaged, marketed and commercially resold by Purchaser under Purchaser’s own brand(s).

2. Orders and Payment.

2.1 Orders.  Purchaser shall order the Products in writing and delivered to Supplier.  The terms and conditions of each order shall be as provided by this Agreement, and the provisions of either party’s form of purchase order, acknowledgment or other business forms will not apply to any order notwithstanding the other party’s acknowledgment or acceptance of such form.

2.2  Shipment.  Shipment will be F.O.B. to Purchaser’s specified warehouse (“Delivery Point”), freight collect, at which time title and risk of loss will pass to Purchaser.  All freight, insurance and other shipping expenses from Delivery Point, as well as any expenses related to Purchaser’s special packing requests, will be borne by Purchaser unless otherwise agreed to in writing by Supplier.

2.3  Payment.  Purchaser shall make all payments for the Products pursuant to written payment instructions provided from time to time by Supplier to Purchaser.  All payments shall be made in United States Dollars.

2.4  Cancellation.  Purchaser may cancel any order of Product prior to shipment referenced in Section 2.2 hereof, provided,  however, that such cancelation is made in a writing delivered to Supplier prior to shipment, or if such cancellation made orally to Supplier, such cancellation is confirmed in writing not later than three (3) days after oral cancelation is made.   If Purchaser cancels an order of Product which has been accepted by Supplier, Purchaser shall reimburse Supplier within three (3) days of Supplier’s reasonable demonstration of evidence for any costs incurred by Supplier related to such order of Purchaser prior to the time Supplier receives knowledge of the cancelation.

3. Term and Termination.

3.1  Term.  This Agreement shall commence on the Effective Date and have a term which expires December 31, 2012, unless terminated earlier as provided herein.

3.2  Termination for Insolvency.  At the option of Supplier or Purchaser, this Agreement shall terminate immediately if: (i) a receiver is appointed for the other party or its property; (ii) any proceedings are commenced by or for the other party under any bankruptcy, insolvency or debtors’ relief law; (iii) any proceedings are commenced against the other party under any bankruptcy insolvency or debtor’s relief law, and such proceedings have not been vacated or set aside within sixty (60) days from the date of commencement thereof; or (iv) the other party commences to dissolve under applicable corporate law statutes.

3.3  Termination/Expiration Accounting.  All amounts payable by Purchaser to Supplier shall survive termination and become immediately due and payable upon termination.

4. Warranty.

4.1  Warranty Term.  Supplier’s warranty, as stated in Section 4.3, period is for ninety (90) days from the shipment date.

4.2  Returns of Defective Products.  Returns of defective Products under warranty in section 4.3 will be processed through return processing centers and consolidated for shipment semi-monthly or monthly to Supplier by Purchaser.  Returns of defective Products will be paid for by Supplier when Supplier authorized carriers are used. Return shipment charges via unauthorized carriers and all customs or broker’s fees are the responsibility of Purchaser.

4.3  Supplier Warranty.  Supplier warrants that the Products will merchantable, meaning that the Products will pass without objection in the trade of Bohemian crystal, be of not less than fair and average quality for Bohemian crystal, and fit for the ordinary purpose for which such Products are sold.  In no event, however, shall Supplier bear any responsibility under its warranty or otherwise for any errors or damages caused by or resulting from misuse or changes in the Products caused or made by Purchaser, nor shall Supplier bear any responsibility for any warranties covering the Purchaser Products.

4.4  Remedies.  Supplier’s sole obligation, and Purchaser’s sole remedy, with respect to any nonconformities in the Products shall be for Supplier to use its reasonable efforts to correct such nonconformities.

4.5  Purchaser Customer Warranties.  Purchaser shall be solely responsible to its customers for warranties covering Purchaser products, or warranties covering the Products beyond the scope of the Supplier warranties set forth in this Agreement, provided that Supplier shall provide reasonable assistance to Purchaser without charge to the extent that the customer complaint is a result of nonconformities in the Products during the Purchaser Products warranty period described in Section 6.1.

4.6 No other warranties.  Supplier and its contractors/vendors disclaim all other warranties and conditions, either express or implied, including, but not limited to, fitness for a particular purpose, title and non-infringement, with respect to the products and the provision of or failure to provide services.

4.7 Express Disclaimer.  Supplier makes no warranties or representations as to the products, except as set forth above.  All implied warranties and conditions, including but not limited to fitness for a particular purpose and noninfringement, are hereby disclaimed.

5. Limitation of Liability.  The liability of Supplier and its contractors/vendors arising out of or relating to this agreement or the supply of products hereunder, shall be limited to the actual amounts paid by Purchaser to Supplier for the products giving rise to such damages, and shall in no event include loss of profits, cost of procuring substitute goods or services, or any incidental, indirect or consequential damages of any kind, even if Supplier is aware of the possibility of such damages.

6. Confidentiality.  Each of the parties hereto agrees to hold confidential and proprietary information and trade secrets obtained from the other, and designated as such in writing by the disclosing party, in confidence and not to use or disclose such confidential and proprietary information and trade secrets to third parties without the consent of the other party, except that each of parties may disclose such information to their respective employees and agents who need to know such information for the purposes of operating their respective businesses.  The parties agree that the provisions contained in this paragraph shall survive the termination of this Agreement.

7. General.

7.1  Assignment.  Neither party may assign, delegate, or transfer this Agreement, or any of its rights or duties hereunder, without the prior written consent of the other party.  Any attempted assignment or delegation in violation of this section shall be void.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Notwithstanding the foregoing, Supplier may assign its rights and duties hereunder in connection with a merger, consolidation, spin-off, corporate reorganization, acquisition, or sale of all or substantially all the assets of Supplier.

7.2  No Partnership or Joint Venture.  Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship.  Neither party will have the power to bind the other party or incur obligations on the other party’s behalf without the other party’s prior written consent.

7.3  Modification and Waiver.  No modification to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

7.4  Notices.  Any required or permitted notices hereunder must be given in writing at the address of each party set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, or certified mail, return receipt requested, postage prepaid; or nationally-recognized private express courier.  Notices will be deemed given on the date received.

If to Supplier: Autodily Rachot S.R.O.

Cimburkova 730/27

Prague 13000

Czech Republic

If to Purchaser: Rainbow International, Corp.         Pekarska 36

Brno 60200

Czech Republic

7.5  Severability.  If for any reason any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

7.6  Entire Agreement.  This Agreement and the schedules and exhibits attached hereto constitute the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized representatives.

SUPPLIER:

AUTODILY RACHOT S.R.O.

By:      /s/    Andrius Skirbutis

        Name: Andrius Skirbutis

        Title:  President

PURCHASER:

RAINBOW INTERNATIONAL, CORP.

By:      /s/    Vladimir Bibik

        Name:  Vladimir Bibik

        Title:  President

SCHEDULE I

Price list

Item number	Item	Price (USD)
X-140-1002	Box, 140 mm / 105 mm	184.51
X-160-1005	Basket, 160 mm / 98 mm	56.54
X-165-1007	Basket, 165 mm / 140 mm	84.29
X-180-1003	Basket, 180 mm / 165 mm	97.28
X-200-1011	Basket, 200 mm / 189 mm	128.69
X-220-1009	Basket, 220 mm / 192 mm	151.93
X-230-1004	Basket, 230 mm / 192 mm	154.62
X-255-1008	Basket, 255 mm / 200 mm	189.12
X-300-1023	Basket, 300 mm / 200 mm	312.14

	Vases
V-080-1011	Mini Vase, height 80 mm	16.04
V-080-1017	Mini Vase, height 80 mm	16.81
V-080-1021	Mini Vase, height 80 mm	16.99
V-080-1028	Mini Vase, height 80 mm	17.40
V-080-1036	Mini Vase, height 80 mm	17.88
V-080-1045	Mini Vase, height 80 mm	18.52
V-080-1052	Mini Vase, height 80 mm	19.47
V-080-1063	Mini Vase, height 80 mm	21.54
V-080-1071	Mini Vase, height 80 mm	22.38
V-090-1007	Mini Vase, height 90 mm	22.43
V-100-1004	Mini Vase, height 100 mm	33.98
V-102-1006	Mini Vase, height 102 mm	24.38
V-104-1003	Mini Vase, height 104 mm	23.46
V-105-1011	Mini Vase, height 105 mm	21.01
V-107-1009	Mini Vase, height 107 mm	31.91
V-116-1002	Mini Vase, height 116 mm	26.99
V-126-1005	Mini Vase, height 126 mm	27.46
V-130-1001	Mini Vase, height 130 mm	26.70
V-132-1021	Mini Vase, height 132 mm	38.43
V-148-1008	Mini Vase, height 148 mm	41.19
V-150-1003	Vase, height 155 mm	24.15
V-155-1012	Vase, height 155 mm	25.45
V-155-1019	Vase, height 155 mm	26.09
V-155-1032	Vase, height 155 mm	36.05
V-155-1045	Vase, height 155 mm	40.84
V-160-1008	Vase, height 160 mm	47.35
V-180-1003	Vase, height 180 mm	23.86
V-180-1012	Vase, height 180 mm	26.99
V-180-1017	Vase, height 180 mm	28.71
V-180-1032	Vase, height 180 mm	44.50
V-180-1044	Vase, height 180 mm	51.43
V-180-1057	Vase, height 180 mm	70.87
V-181-1003	Vase, height 181 mm	31.90
V-200-1017	Vase, height 200 mm	93.38
V-205-1006	Vase, height 205 mm	23.86
V-205-1015	Vase, height 205 mm	26.04
V-205-1021	Vase, height 205 mm	30.01
V-205-1039	Vase, height 205 mm	42.91
V-205-1052	Vase, height 205 mm	50.24
V-205-1059	Vase, height 205 mm	52.45
V-205-1072	Vase, height 205 mm	56.70
V-205-1085	Vase, height 205 mm	63.26
V-205-1091	Vase, height 205 mm	67.05
V-230-1005	Vase, height 230 mm	26.63
V-230-1012	Vase, height 230 mm	28.23
V-230-1019	Vase, height 230 mm	35.86
V-230-1023	Vase, height 230 mm	36.34
V-230-1046	Vase, height 230 mm	52.19
V-230-1061	Vase, height 230 mm	65.75
V-250-1012	Vase, height 250 mm	45.75
V-250-1017	Vase, height 250 mm	46.16
V-250-1022	Vase, height 250 mm	81.13
V-250-1031	Vase, height 250 mm	98.66
V-255-1008	Vase, height 255 mm	38.41
V-255-1013	Vase, height 255 mm	40.95
V-255-1023	Vase, height 255 mm	45.40
V-255-1045	Vase, height 255 mm	63.08
V-255-1061	Vase, height 255 mm	78.88
V-255-1069	Vase, height 255 mm	79.37
V-255-1078	Vase, height 255 mm	91.43
V-255-1089	Vase, height 255 mm	100.50
V-255-1093	Vase, height 255 mm	101.55
V-260-1023	Vase, height 260 mm	71.78
V-260-1042	Vase, height 260 mm	107.89
V-275-1003	Vase, height 275 mm	44.02
V-275-1045	Vase, height 275 mm	138.90
V-280-1024	Vase, height 280 mm	80.18
V-300-1014	Vase, height 300 mm	81.97
V-305-1009	Vase, height 305 mm	48.11
V-305-1012	Vase, height 305 mm	49.40
V-305-1038	Vase, height 305 mm	102.50
V-305-1052	Vase, height 305 mm	121.30
V-305-1061	Vase, height 305 mm	142.76
V-310-1019	Vase, height 310 mm	105.22
V-355-1011	Vase, height 355 mm	128.43

	Glasses
B-035-1002	Brandy Glass, 35 ml (6 pcs)	90.43
B-080-1007	Brandy Glass, 80 ml (6 pcs)	99.07
B-105-1011	Brandy Glass, 105 ml (6 pcs)	104.10
B-170-1000	Brandy Glass, 170 ml (6 pcs)	125.02
B-230-1005	Brandy Glass, 230 ml (6 pcs)	131.75
B-300-1006	Brandy Glass, 300 ml (6 pcs)	142.53
B-420-1003	Brandy Glass, 420 ml (6 pcs)	151.11
B-750-1001	Brandy Glass, 750 ml (6 pcs)	289.05
C-100-1002	Champagne Flute, 100 ml / 185 mm (6 pcs)	111.74
C-100-1009	Champagne Flute, 100 ml / 215 mm (6 pcs)	121.12
C-150-1004	Champagne Flute, 150 ml / 203 mm (6 pcs)	102.93
C-160-1007	Champagne Flute, 160 ml / 215 mm (6 pcs)	123.12
C-160-1010	Champagne Saucer, 160 ml / 150 mm (6 pcs)	151.07
C-160-1012	Champagne Flute, 160 ml / 215 mm (6 pcs)	126.34
C-160-1016	Champagne Saucer, 160 ml / 155 mm (6 pcs)	154.52
C-180-1005	Champagne Saucer, 180 ml / 153 mm (6 pcs)	104.89
G-240-1007	Goblet, 240 ml (6 pcs)	168.55
G-280-1003	Goblet, 280 ml (6 pcs)	105.74
L-025-1005	Liqueur Glass, 25 ml (6 pcs)	120.22
L-035-1014	Liqueur Glass, 35 ml (6 pcs)	134.78
L-060-1002	Liqueur Glass, 60ml (6 pcs)	75.98
L-060-1031	Liqueur Glass, 60ml (6 pcs)	137.78
N-020-1006	Noggin, 20 ml (6 pcs)	90.26
N-025-1009	Noggin, 25 ml (6 pcs)	89.37
N-025-1012	Noggin, 25 ml (6 pcs)	91.79
N-030-1007	Noggin, 30 ml (6 pcs)	113.51
N-040-1003	Noggin, 40 ml (6 pcs)	105.10
N-045-1004	Noggin, 45 ml (6 pcs)	93.39
N-045-1012	Noggin, 45 ml (6 pcs)	101.07
N-050-1002	Noggin, 50 ml (6 pcs)	72.09
N-055-1006	Noggin, 55 ml (6 pcs)	98.07
N-055-1014	Noggin, 50 ml (6 pcs)	105.10
S-050-1003	Sherry Glass, 50 ml (6 pcs)	113.28
S-060-1011	Sherry Glass, 60 ml (6 pcs)	124.78
S-065-1008	Sherry Glass, 65 ml (6 pcs)	139.33
S-070-1007	Sherry Glass, 70 ml (6 pcs)	123.46
S-090-1001	Sherry Glass, 90 ml (6 pcs)	81.18
S-090-1017	Sherry Glass, 90 ml (6 pcs)	115.83
T-170-1009	Tumbler, 170 ml (6 pcs)	99.67
T-200-1037	Tumbler, 200 ml (6 pcs)	120.43
T-220-1023	Tumbler, 220 ml (6 pcs)	108.84
T-240-1014	Tumbler, 240 ml / 98 mm (6 pcs)	102.10
T-320-1012	Tumbler, 320 ml / 95 mm (6 pcs)	108.84
T-320-1028	Tumbler, 320 ml (6 pcs)	129.02
T-340-1012	Tumbler, 340 ml (6 pcs) / 100 mm (6 pcs)	112.51
T-340-1021	Tumbler, 340 ml / 95 mm (6 pcs)	148.39
T-350-1008	Tumbler, 350 ml / 155 mm (6 pcs)	119.55
T-360-1025	Tumbler, 360 ml (6 pcs)	173.28
W-130-1027	Wine 130, ml (6 pcs)	149.74
W-150-1013	Wine 150, ml (6 pcs)	118.43
W-150-1022	Wine 150, ml (6 pcs)	119.17
W-150-1033	Wine 150, ml (6 pcs)	139.33
W-160-1005	Wine 160, ml (6 pcs)	108.50
W-170-1002	Wine 170, ml (6 pcs)	98.20
W-170-1029	Wine 170, ml (6 pcs)	151.98
W-180-1018	Wine 180, ml (6 pcs)	167.34
W-210-1009	Wine 210, ml (6 pcs)	122.95
W-220-1006	Wine 220, ml (6 pcs)	105.89
W-220-1019	Wine 220, ml (6 pcs)	161.93

	Plates and Trays
P-128-1001	Plate, 128 mm	63.45
P-128-1056	Plate, 128 mm (6 pcs)	247.53
P-155-1003	Plate, 155 mm	34.38
P-160-1004	Plate, 160 mm	50.97
P-180-1002	Plate, 180 mm	60.14
P-195-1007	Plate, 195 mm	88.53
P-205-1002	Plate, 205 mm	89.11
P-220-1009	Plate, 220mm	103.82
P-260-1011	Plate, 260mm	182.05
P-270-1001	Plate, 270mm	98.54
P-270-1014	Plate, 270mm	159.56
P-280-1004	Plate, 280mm	174.17
P-280-1016	Plate, 280mm	220.20
P-300-1004	Square Tray, 300 mm	176.17
P-305-1004	Plate, 305 mm	198.76
P-305-1009	Plate, 305 mm	222.65
P-320-1002	Square Tray, 320 mm	250.81
P-340-1003	Square Tray, 340 mm	219.70
P-400-1003	Fish Tray, 400 mm	218.78
P-450-1003	Fish Tray, 450 mm	236.26
P-450-1031	Plate, 450 mm	488.98

	Bowls
O-080-1008	Bowl, 80 mm / 64 mm	25.74
O-080-1013	Bowl, 80 mm / 64 mm	28.34
O-080-1001	Swan, height 80 mm	28.42
O-114-1008	Bowl, 114 mm / 64 mm	71.49
O-116-1002	Bowl, 116 mm / 74 mm	43.98
O-120-1003	Bowl, 120 mm / 84 mm	42.02
O-120-1011	Bowl, 120 mm / 59 mm	51.91
O-133-1002	Swan, height 133 mm	71.74
O-150-1004	Bowl, 150 mm /84 mm	92.51
O-150-1027	Footed Bowl, 150 mm /120 mm	123.22
O-155-1003	Bowl, 155 mm / 84mm	57.47
O-155-1009	Bowl, 155 mm / 90 mm	74.04
O-160-1005	Bowl, 160 mm /89 mm	71.81
O-175-1013	Bowl, 175 mm / 105 mm	128.50
O-205-1002	Bowl, 205 mm / 50 mm	65.34
O-205-1007	Bowl, 205 mm / 115 mm	82.44
O-205-1014	Bowl, 205 mm / 115 mm	114.91
O-205-1022	Bowl, 205 mm / 115 mm	144.41
O-205-1029	Bowl, 205 mm / 115 mm	147.15
O-210-1006	Bowl, 210 mm / 98 mm	127.98
O-230-1015	Bowl, 230 mm / 135 mm	148.58
O-230-1019	Bowl, 230 mm / 135 mm	151.69
O-230-1027	Bowl, 230 mm / 135 mm	198.98
O-240-1009	Bowl, 240 mm / 135 mm	169.56
O-250-1001	Bowl, 250 mm / 60 mm	97.89
O-250-1018	Bowl, 250 mm / 135 mm	154.65
O-255-1020	Bowl, 255 mm / 135 mm	160.56
O-255-1035	Bowl, 255 mm / 135 mm	229.34
O-260-1011	Bowl, 260 mm / 135 mm	120.22
O-280-1005	Bowl, 280 mm / 135 mm	146.90
O-280-1014	Bowl, 280 mm / 135 mm	196.69
O-300-1005	Bowl, 300 mm / 74 mm	230.94
O-305-1003	Bowl, 305 mm / 74 mm	217.34
O-310-1014	Bowl, 310 mm / 80 mm	216.56
O-310-1021	Bowl, 310 mm / 80 mm	364.11
O-330-1007	Footed Bowl, 330 mm/ 130 mm	278.37
O-345-1012	Bowl, 345 mm / 80 mm	284.63
O-350-1004	Bowl, 350 mm / 80 mm	222.31
O-355-1009	Bowl, 355 mm / 135 mm	285.46
O-355-1015	Bowl, 355 mm / 80 mm	307.47